                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 31, 2006

                                SYSCO CORPORATION
                                -----------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

               1-06544                              74-1648137
               -------                              ----------
       (Commission File Number)          (IRS Employer Identification No.)

                 1390 Enclave Parkway, Houston, Texas 77077-2099
                 -----------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (281) 584-1390
                                 --------------
              (Registrant's telephone number, including area code)

                        --------------------------------
          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14A-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      Pursuant to and in accordance with its Credit Agreement dated November 4, 2005 (the "Credit Agreement"), on March 31, 2006, SYSCO Corporation, a Delaware corporation ("SYSCO"), entered into a Commitment Increase Agreement (the "Increase Agreement") with JPMorgan Chase Bank, N.A., as the administrative agent, and a syndicate of lenders comprised of JPMorgan Chase Bank, N.A.; Bank of America, N.A.; SunTrust Bank; The Bank of Tokyo-Mitsubishi UFJ, Ltd.; Wachovia Bank, National Association; Wells Fargo Bank, N.A.; Toronto Dominion (Texas) LLC; The Northern Trust Company; Comerica Bank; PNC Bank, National Association; The Bank of New York; and William Street Commitment Corporation (collectively, the "Lenders").

      The terms of the Credit Agreement are described in a Current Report on Form 8-K filed by SYSCO on November 10, 2005. The Credit Agreement initially provided for a maximum of U.S. $400 million in borrowings by SYSCO in the form of loans denominated in U.S. dollars (the "U.S. Facility"), which amount could be increased under certain circumstances, along with a Canadian facility of U.S. $100 million, to an aggregate maximum amount of $1 billion. The Increase Agreement increases the amount of the U.S. Facility by $250 million to an aggregate of $650 million. The maturity date of all borrowings under the Credit Agreement remains November 4, 2010, subject to extension under certain circumstances, and no other terms of the Credit Agreement were amended by the Increase Agreement.

      Neither SYSCO nor any of its affiliates has any material relationship with any of the other parties to the Increase Agreement apart from the previous credit facilities of SYSCO and SYSCO International, Co. (a Nova Scotia unlimited liability company and SYSCO's wholly owned subsidiary), ordinary banking relationships, service by Wachovia Bank, N.A., as Trustee under SYSCO's Senior Notes Indenture, and service from time to time by affiliates of Wachovia Bank, N.A., and JP Morgan Chase Bank as underwriters or initial purchasers in offerings of SYSCO securities.

      A copy of the Increase Agreement is filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

      The information disclosed above under Item 1.01 is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Financial Statements of Businesses Acquired.

            Not applicable.

      (b)   Pro Forma Financial Information.

            Not applicable.

      (c)   Shell company transactions.

            Not applicable.

      (d)   Exhibits.

Exhibit Number          Description
--------------          --------------------------------------------------------
99.1                    Commitment Increase Agreement dated March 31, 2006
                        between SYSCO, JP Morgan Chase Bank, N.A., and certain
                        Lenders party thereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, SYSCO Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SYSCO CORPORATION

Date:  April 6, 2006                By: /s/ Michael C. Nichols
                                        ----------------------------------------
                                    Name:   Michael C. Nichols
                                    Title:  Vice President, General Counsel and
                                            Corporate Secretary

                                  EXHIBIT INDEX

Exhibit Number          Description
--------------          --------------------------------------------------------
    99.1                Commitment Increase Agreement dated March 31, 2006
                        between SYSCO, JP Morgan Chase Bank, N.A., and certain
                        Lenders party thereto.